Supplement to the Fidelity® Institutional Money Market Funds - Class I
May 29, 2001
Prospectus

The following information replaces the 5th and 6th bullets under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 20.

  Although redemptions will normally be processed on the same business day, under certain circumstances redemptions may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally under this section, redemptions may be postponed or suspended if (i) the NYSE is closed for trading or trading is restricted, (ii) an emergency exists which makes the dispatch of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption.

IMMI-01-01 June 28, 2001
1.480138.106